                           CENTENNIAL CALIFORNIA TAX EXEMPT TRUST
                                CENTENNIAL GOVERNMENT TRUST
                               CENTENNIAL MONEY MARKET TRUST
                            CENTENNIAL NEW YORK TAX EXEMPT TRUST
                                CENTENNIAL TAX EXEMPT TRUST
                         Supplement dated February 18, 2005 to the
                              Prospectus dated August 27, 2004

This supplement amends each Trust's Prospectus dated August 27, 2004. The Prospectuses are revised as follows:

1. The section entitled "How to Exchange Shares" is deleted in its entirety and replaced with the following:

How to Exchange Shares

Shares of the Trust can be exchanged for shares of certain other Centennial Trusts or other eligible funds, depending on whether you own your shares through your broker/dealer's
Automatic Purchase and Redemption Program or as a direct shareholder.

How Can Program Participants Exchange Shares? If you participate in an Automatic Purchase and Redemption Program sponsored by your broker/dealer, you may exchange shares held in your Program Account for shares of Centennial Money Market Trust, Centennial Government
Trust, Centennial Tax Exempt Trust, Centennial California Tax Exempt Trust and Centennial
New York Tax Exempt Trust (referred to in this Prospectus as the "Centennial Trusts"), if available for sale in your state of residence by contacting your broker or dealer and obtaining a Prospectus of the selected Centennial Trust.

HOW CAN DIRECT SHAREHOLDERS EXCHANGE SHARES?  Direct shareholders can exchange shares of the Trust for Class A shares of certain eligible funds listed in the Statement of
Additional Information. Shares of a particular class of an eligible fund may be exchanged only for shares of the same class in other eligible funds.  For example, you can exchange shares of the Trust only for Class A shares of another fund, and you can exchange only
Class A shares of another eligible fund for shares of the Trust. To exchange shares, you must meet several conditions:
   o  Shares of the fund selected for exchange must be available for sale in your state of residence.
   o  The prospectuses of the selected fund must offer the exchange privilege.
   o  You must hold the shares you buy when you establish an account for at least seven days before you can exchange them. After your account is open for seven days, you can exchange shares on any regular business day, subject to the limitations described below.
   o  You must meet the minimum purchase requirements for the selected fund.
   o  Generally, exchanges may be made only between identically registered accounts, unless all account owners send written exchange instructions with a signature guarantee.
   o  Before exchanging into a fund, you must obtain its prospectus and should read it.

For tax  purposes,  an exchange of shares of the Trust is  considered a sale of those shares and a  purchase  of the  shares of the fund to which you are  exchanging.  An  exchange  may result in a capital  gain or loss.  Since  shares of a Trust  normally  maintain a $1.00 net asset  value,  in most cases you should not realize a capital  gain or loss when you sell or exchange your shares.

Direct  shareholders can find a list of eligible funds currently  available for exchanges in the  Statement  of  Additional  Information  or you can  obtain  one by  calling  a  service representative at 1.800.525.9310.  The list of eligible funds can change from time to time.

You may pay a sales  charge  when you  exchange  shares  of a Trust.  Because  shares of the
Trusts are sold  without  sales  charge,  in some cases you may pay a sales  charge when you exchange  shares of a Trust for shares of other  eligible  funds that are sold  subject to a sales charge.  You will not pay a sales charge when you exchange shares of a Trust purchased by reinvesting  distributions  from the Trust or other eligible  funds, or when you exchange shares of the Trust  purchased by exchange of shares of an eligible fund on which you paid a sales charge.

How Do Direct Shareholders Submit Exchange Requests?  Direct shareholders may request exchanges in writing or by telephone:

   o  Written Exchange Requests.  Send an Exchange Authorization Form, signed by all owners of the account to the Transfer Agent at the address on the back cover.  Exchanges of shares for which share certificates have been issued cannot be processed unless the
      Transfer Agent receives the certificates with the request.

   o  Telephone Exchange Requests.  Telephone exchange requests may be made by calling a service representative at 1.800.525.9310.  Telephone exchanges may be made only between accounts that are registered with the same name(s) and address.  Shares for which share certificates have been issued may not be exchanged by telephone.

Please refer to "How to Exchange Shares" in the Statement of Additional Information for
more details.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES, REDEMPTIONS AND EXCHANGES?

Risks from Excessive Purchase, Redemption and Short-Term Exchange Activity. The exchange privilege affords investors the ability to switch their investments among eligible funds if their investment needs change. However, there are limits on that privilege. Frequent purchases, redemptions and exchanges of fund shares may interfere with the Manager's ability to manage the fund's investments efficiently, increase the fund's transaction and administrative costs and/or affect the fund's performance, depending on various factors, such as the size of the fund, the nature of its investments, the amount of fund assets the portfolio manager maintains in cash or cash equivalents, the aggregate dollar amount and the number and frequency of trades. If large dollar amounts are involved in exchange and/or redemption transactions, the Trust might be required to sell portfolio securities at unfavorable times to meet redemption or exchange requests, and the Trust's brokerage or administrative expenses might be increased.

Therefore, the Manager and the Trust's Board of Trustees have adopted the following policies and procedures to detect and prevent frequent and/or excessive exchanges, and/or purchase and redemption activity, while balancing the needs of investors who seek liquidity from their investment and the ability to exchange shares as investment needs change. There is no guarantee that the policies and procedures described below will be sufficient to identify and deter excessive short-term trading.

o     Timing of Exchanges.  Exchanged shares are normally redeemed from one fund and the proceeds are reinvested in the fund selected for exchange on the same regular business day on which the Transfer Agent or its agent (such as a financial intermediary holding the investor's shares in an "omnibus" or "street name" account)
      receives an exchange request that conforms to these policies. The request must be received by the close of The New York Stock Exchange that day, which is normally 4:00
      p.m. Eastern time, but may be earlier on some days. However, the Transfer Agent may delay the reinvestment of proceeds from an exchange for up to five business days if it determines, in its discretion, that an earlier transmittal of the redemption proceeds to the receiving fund would be detrimental to either the fund from which the exchange is made or the fund to which the exchange is made.

o     Limits on Disruptive Activity. The Transfer Agent may, in its discretion, limit or terminate trading activity by any person, group or account  that it believes would be disruptive, even if the activity has not exceeded the policy outlined in this
      Prospectus. The Transfer Agent may review and consider the history of frequent trading activity in all accounts in the Oppenheimer funds known to be under common ownership or control as part of the Transfer Agent's procedures to detect and deter excessive trading activity.

o     Exchanges of Client Accounts by Financial Advisers.  The Trust and the Transfer Agent
      permit dealers and financial intermediaries to submit exchange requests on behalf of their customers (unless the customer has revoked that authority). A fund or the
      Transfer Agent may limit or refuse bulk exchange requests submitted by such financial intermediaries if, in the Transfer Agent's judgment, exercised in its discretion, the exchanges would be disruptive to any of the funds involved in the transaction.

o     Redemptions of Shares.  These exchange policy limits do not apply to redemptions of shares. Shareholders are permitted to redeem their shares on any regular business day, subject to the terms of this Prospectus.

o     Right to Refuse Exchange and Purchase Orders.  The Distributor and/or the Transfer
      Agent may refuse any purchase or exchange order in their discretion and are not obligated to provide notice before rejecting an order. The Trust may amend, suspend or terminate the exchange privilege at any time. You will receive 60 days' notice of any material change in the exchange privilege unless applicable law allows otherwise.

o     Right to Terminate or Suspend Account Privileges.  The Transfer Agent may send a written warning to direct shareholders who the Transfer Agent believes may be engaging in excessive purchases, redemptions and/or exchange activity and reserves the right to suspend or terminate the ability to purchase shares and/or exchange privileges for any account that the Transfer Agent determines, in carrying out these policies and in the exercise of its discretion, has engaged in disruptive or excessive trading activity.

o     Omnibus Accounts.  If you hold your shares of the Trust through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of a retirement plan or 529 plan that holds your shares in an account under its name (these are sometimes referred to as "omnibus" or "street name" accounts), that financial intermediary may impose its own restrictions or limitations to discourage short-term or excessive trading. You should consult your financial intermediary to find out what trading restrictions, including limitations on exchanges, they may apply to you.

While the Trust, the Distributor, the Manager and the Transfer Agent encourage financial intermediaries to apply the Trust's policies to their customers who invest indirectly in the Trust, the Transfer Agent may not be able to apply this policy to accounts such as (a)
accounts held in omnibus form in the name of a broker-dealer or other financial institution, or (b) omnibus accounts held in the name of a retirement plan or 529 plan trustee or administrator, or (c) accounts held in the name of an insurance company for its separate account(s), or (d) other accounts having multiple underlying owners but registered in a manner such that the underlying beneficial owners are not identified to the Transfer
Agent.

Therefore the Transfer Agent might not be able to detect excessive short term trading activity facilitated by, or in accounts maintained in, the "omnibus" or "street name"
accounts of a financial intermediary. However, the Transfer Agent will attempt to monitor overall purchase and redemption activity in those accounts to seek to identify patterns that may suggest excessive trading by the underlying owners.  If evidence of possible excessive trading activity is observed by the Transfer Agent, the financial intermediary that is the registered owner will be asked to review account activity, and to confirm to the Transfer Agent and the fund that appropriate action has been taken to curtail any excessive trading activity. However, the Transfer Agent's ability to monitor and deter excessive short-term trading in omnibus or street name accounts ultimately depends on the capability and cooperation of the financial intermediaries controlling those accounts.

The Trust's Board has adopted additional policies and procedures to detect and prevent frequent and/or excessive exchanges and purchase and redemption activity. Those additional policies and procedures will take effect on June 20, 2005:

o     30-Day Limit.  A direct shareholder may exchange all or some of the shares of the
      Trust held in his or her account to another eligible Oppenheimer fund once in a 30 calendar-day period. When shares are exchanged into another fund account, that account will be "blocked" from further exchanges into another fund for a period of 30 calendar days from the date of the exchange. The block will apply to the full account balance and not just to the amount exchanged into the account. For example, if a shareholder exchanged $1,000 from one fund into another fund in which the shareholder already owned shares worth $10,000, then, following the exchange, the full account balance ($11,000 in this example) would be blocked from further exchanges into another fund for a period of 30 calendar days. A "direct shareholder" is one whose account is registered on the Trust's books showing the name, address and tax ID number of the beneficial owner.

o     Exchanges Into Money Market Funds.  A direct shareholder will be permitted to exchange shares of a stock or bond fund for shares of a money market fund at any time, even if the shareholder has exchanged shares into the stock or bond fund during the prior 30 days. However, all of the shares held in that money market fund would then be blocked from further exchanges into another fund for 30 calendar days.

o     Dividend Reinvestments.  Reinvestment of dividends or distributions from one fund to purchase shares of another fund will not be considered exchanges for purposes of imposing the 30-day limit.

o     Asset Allocation.  Third-party asset allocation and rebalancing programs will be subject to the 30-day limit described above. Asset allocation firms that want to exchange shares held in accounts on behalf of their customers must identify themselves to the Transfer Agent and execute an acknowledgement and agreement to abide by these policies with respect to their customers' accounts. "On-demand"
      exchanges outside the parameters of portfolio rebalancing programs will be subject to the 30-day limit. However, investment programs by other Oppenheimer "funds-of-funds"
      that entail rebalancing of investments in underlying Oppenheimer funds will not be subject to these limits.

Automatic Exchange Plans.  Accounts that receive exchange proceeds through automatic or systematic exchange plans that are established through the Transfer Agent will not be subject to the 30-day block as a result of those automatic or systematic exchanges
      (but may be blocked from exchanges, under the 30-day limit, if they receive proceeds from other exchanges).

February 18, 2005                                     PS0Cen.001